UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2017

      Welbilt, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-37548	47-4625716
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2227 Welbilt Boulevard, New Port Richey, Florida 34655

(Address of principal executive offices, including ZIP code)

(727) 375-7010

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 3, 2017, Welbilt, Inc. (the “Company”) filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) to effect a change of the Company’s name from “Manitowoc Foodservice, Inc.” to “Welbilt, Inc.,” effective as of March 3, 2017 (the “Name Change”). The Company’s Amended and Restated Certificate of Incorporation, as amended, is filed as Exhibit 3.1 to the Current Report on Form 8-K and incorporated herein by reference. The Certificate of Amendment effecting the Name Change is filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Effective March 3, 2017, in connection with the Name Change, the Company also amended and restated its bylaws, by substituting “Welbilt, Inc.” for “Manitowoc Foodservice, Inc.” in Section 1.1 of Article I and Section 7.3 of Article VII. The Amendments to the Bylaws are filed as Exhibit 3.3 to this Current Report on Form 8-K and incorporated herein by reference. The Company’s Amended and Restated Bylaws are filed as Exhibit 3.4 to this Current Report on Form 8-K and incorporated herein by reference.

On March 6, 2017, shares of the Company commenced trading under a new New York Stock Exchange ticker symbol, “WBT,” and a new CUSIP number, 949090 104.

Item 8.01. Other Events.

On March 6, 2017, the Company entered into an amendment (the “Amendment”) to its Credit Agreement, dated as of March 3, 2016, among the Company, the subsidiary borrowers party thereto, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, Goldman Sachs Bank USA, as syndication agent, HSBC Bank USA, N.A., Citibank, N.A. and Coöperatieve Rabobank U.A., New York Branch, as co-documentation agents and J.P. Morgan Securities LLC, Goldman Sachs Bank USA, HSBC Securities (USA) Inc. and Citigroup Global Markets Inc., as joint lead arrangers and joint bookrunners (the “Credit Agreement”).

The Amendment decreased the interest rate margins that apply to the senior secured term loan B facility from 4.75% to 3.00% per annum for Eurocurrency Loans (as defined in the Credit Agreement) and from 3.75% to 2.00% per annum for ABR Loans (as defined in the Credit Agreement).

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being filed herewith:

(3.1)	Amended and Restated Certificate of Incorporation of Welbilt, Inc., as amended on March 3, 2017.

(3.2)	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Welbilt, Inc., effective March 3, 2017.

(3.3)	Amended and Restated Bylaws of Welbilt, Inc., effective March 3, 2017.

(3.4)	Amendments to Bylaws of Welbilt, Inc.

(10.1)	Amendment No. 2 to Credit Agreement, dated March 6, 2017, among Welbilt, Inc., the subsidiary borrowers party thereto, JPMorgan Chase Bank, N.A., individually and as administrative agent and the other financial institutions party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELBILT, INC.

Date: March 9, 2017	By:	/s/ Joel H. Horn
Joel H. Horn
Senior Vice President, General Counsel and Secretary

WELBILT, INC.

EXHIBIT INDEX

TO

FORM 8-K CURRENT REPORT

Dated as of March 3, 2017

Exhibit Number	Description

(3.1)	Amended and Restated Certificate of Incorporation of Welbilt, Inc., as amended on March 3, 2017.

(3.2)	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Welbilt, Inc., effective March 3, 2017.

(3.3)	Amended and Restated Bylaws of Welbilt, Inc., effective March 3, 2017.

(3.4)	Amendments to Bylaws of Welbilt, Inc.

(10.1)	Amendment No. 2 to Credit Agreement, dated March 6, 2017, among Welbilt, Inc., the subsidiary borrowers party thereto, JPMorgan Chase Bank, N.A., individually and as administrative agent and the other financial institutions party thereto.